                                                                    Exhibit 24.1


                               Powers of Attorney


                                POWER OF ATTORNEY



         The undersigned acting in the capacity or capacities with respect to PanAmSat Corporation stated with their respective names below, hereby constitute and appoint Michael J. Inglese and James W. Cuminale, each acting alone, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in name of the undersigned in the capacities listed below (a) the Annual Report on Form 10-K of PanAmSat Corporation for the year ended December 31, 2002, and (b) any and all amendments and supplements thereto.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

                          Signature                                          Date





/s/ Jack A. Shaw                                                       February 28, 2003
--------------------------------------------------------------
Jack A. Shaw
Chairman of the Board of Directors





/s/ Joseph R. Wright                                                   February 28, 2003
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Joseph R. Wright
President, Chief Executive Officer
(principal executive officer) and Director





/s/ Lawrence N. Chapman                                                February 28, 2003
--------------------------------------------------------------
Lawrence N. Chapman
Director
--------------------------------------------------------------




/s/ Patrick J. Costello                                                February 28, 2003
--------------------------------------------------------------
Patrick J. Costello
Director

/s/ Michael J. Gaines                                                  February 28, 2003
--------------------------------------------------------------
Michael J. Gaines
Director





/s/ Eddy W. Hartenstein                                                February 28, 2003
--------------------------------------------------------------
Eddy W. Hartenstein
Director





/s/ Dennis F. Hightower                                                February 28, 2003
--------------------------------------------------------------
Dennis F. Hightower
Director





/s/ James M. Hoak                                                      February 28, 2003
--------------------------------------------------------------
James M. Hoak
Director





/s/ Larry D. Hunter                                                    February 28, 2003
--------------------------------------------------------------
Larry D. Hunter
Director





/s/ Stephen R. Kahn                                                    February 28, 2003
--------------------------------------------------------------
Stephen R. Kahn
Director





/s/ Michael J. Inglese                                                 February 28, 2003
--------------------------------------------------------------
Michael J. Inglese
Executive Vice President and
Chief Financial Officer
(principal financial officer and principal accounting officer)